UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    ________


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-932-7781

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2006

                    DATE OF REPORTING PERIOD: APRIL 30, 2006

ITEM 1.   REPORTS TO STOCKHOLDERS.

================================================================================

                                  FMC STRATEGIC
                                   VALUE FUND

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2006

ADVISED BY:
FIRST MANHATTAN CO.

================================================================================

MANAGER'S DISCUSSION OF FUND PERFORMANCE

May 16, 2006

Dear Shareholder:

The following table summarizes performance data for the FMC Strategic Value Fund (the "Fund") for the period indicated:
--------------------------------------------------------------------------------
                                     SIX MONTHS ENDED APRIL 30, 2006
                                     -------------------------------
FMC Strategic Value Fund                          17.12%
Russell 2000 Value Index                          17.52%

We enjoyed strong performance over the past six months, both on an absolute basis and in comparison with the S&P 500 Index, which appreciated by 9.64%. As six months is a relatively short measurement period, we caution investors not to extrapolate these returns into full year expectations. Nevertheless, as reflected on the chart following this report, our long-term returns remain favorable.

Our portfolio performed well virtually across the board; one exception was Chesapeake Corporation, a packaging company, whose stock price declined sharply after a major restructuring and asset write-down (largely non-cash) was announced. Following the decline the stock sold at an unusually low valuation, in our opinion, particularly based on the cash flow being generated. Accordingly, we added substantially to our position on the weakness.

Industrial stocks, broadly defined, have been market leaders over the past year or more and especially in recent months. This sector is experiencing significantly positive earnings leverage as a result of rising revenues on a cost basis that has been tightened materially in recent years. Any adverse impact from rising raw material costs has been more than outweighed by this positive trend. We took advantage of the euphoria and realized profits in our holdings of Gardner Denver and Trinity Industries. We also sold our position in Tredegar, a disappointing performer, at essentially breakeven. We had one deal announced during the period; North Fork Bank agreed to merge with Capital One in an exchange of common stock. While this has resulted in a favorable return on our investment, the gain was unrealized at April 30, 2006 as we continued to hold the North Fork shares. In another potential deal, Teck Cominco made an offer to acquire Inco. The latter had earlier announced plans to acquire Falconbridge, which itself has received a competing higher bid. We do not know how these situations will ultimately be resolved but the performance of both stocks has now exceeded our expectations, as has the commodity prices of both copper and nickel.

We have been relatively active the past six months in adding new investments to the portfolio. Additions include Commercial Vehicle Group, Electronic Data Systems, Jarden Corp., Popular, Inc. and Prestige Brands. In this letter we highlight two consumer related companies, each of which experienced what we believe are short-term earnings disappointments that in turn resulted in a precipitous decline in market value. We view such developments as potential opportunities.

Jarden Corp. is a leading provider of branded consumer products used in and around the home. The company's brand names include Ball canning jars, Bicycle playing cards, Diamond kitchen matches, as well as kitchen appliances such as FoodSaver, Oster, Sunbeam and Mr. Coffee.

Management has proved adept at growing Jarden via the acquisition route over the years, compiling an attractive growth record. In addition, the company has achieved solid double-digit operating margins in what is clearly a very competitive business. Last year was particularly active for Jarden as it completed two large acquisitions for over $1 billion combined, including Holmes, a manufacturer of kitchen products such as Crock-Pot and American Household, which makes Sunbeam appliances and the Coleman line of outdoor camping equipment.

Certain operating issues occurred in integrating the Holmes acquisition in particular, which caused the company to fall short of management's publicly stated profit goals; this in turn resulted in a sharp decline in the stock price of almost 40%. We acquired our position at around $25 per share which equates to a 16.6 price earnings multiple based on 2005 EPS but we paid less than 10 times free cash flow after adjusting for various non-cash charges, capital spending, and before changes in working capital. If management achieves its stated goal of doubling EPS over the next five years, then we should realize attractive appreciation.

Prestige  Brands  is  engaged  in  the  marketing,   sale  and  distribution  of
over-the-counter pharmaceuticals and beauty products to drug stores, food stores, mass merchants, etc. The company has grown by acquiring leading brands from larger consumer products companies that no longer consider the products core and essentially stopped supporting them. Prestige acquires brands that they believe can resume growth as a result of strong marketing support and management attention to launching line extensions and expanding distribution. Current brands include Comet and Spic and Span household cleansers, Chloraseptic - for sore throats, Denorex and Prell Shampoos, New-Skin Liquid Bandage, Murine eye products, and Cutex nail products.

All of Prestige's products are produced for the company by outside contractors; thus, the company has very little investment in plant and equipment assets and little need for capital spending. Cash earnings are in fact greater than reported net income by virtue of intangible assets which are created when new products are acquired (mainly trademarks, a non-cash expense, they are usually amortized over seven years or so).

As with Jarden, the stock price of Prestige declined sharply, by about 40%, after earnings fell short of management's prior earnings forecast. Earnings actually declined slightly between fiscal March 2005 and 2006. In addition, the company issued a forecast for only about 5% growth in fiscal 2007 which investors viewed as disappointing. High raw material costs, including petroleum products, and soft sales with certain personal care product have caused a more conservative outlook. From our perspective, we like the free cash flow generated by Prestige, which we were able to acquire for about 13 times fiscal 2006 results, based on our cost of about $12 per share and the fact that operating margins range in excess of 30%. Furthermore, we note that six of seven research reports written about Prestige by various brokerage firms offered a lukewarm opinion on the company because of its meager short-term earnings outlook. We like stocks where expectations are low. If over the longer term Prestige can grow its bottom line closer to 10%, which we anticipate, then our entry point could prove fortuitous.

We appreciate your continued confidence.

Sincerely,

/s/ Edward I. Lefferman

Edward I. Lefferman
Portfolio Manager

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF THE MANAGER AT A SPECIFIC POINT IN TIME AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE.

             COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
        IN THE FMC STRATEGIC VALUE FUND VERSUS THE RUSSELL 2000 VALUE INDEX
       ---------------------------------------------------------------------
                                TOTAL RETURN(1)
       ---------------------------------------------------------------------
                                 Annualized    Annualized     Annualized
        Six-Month     One Year     3 Year        5 Year      Inception to
          Return       Return      Return        Return     Date Return(2)
       ---------------------------------------------------------------------
           17.12%      30.34%       25.75%       16.96%           16.98%
       ---------------------------------------------------------------------

                             FMC Strategic      Russell 2000 Value
                               Value Fund             Index(3)
                               ----------             --------
                 8/31/98         10,000                 10,000
                10/31/98         11,114                 10,879
                10/31/99         11,143                 10,957
                10/31/00         13,813                 12,853
                10/31/01         16,149                 13,977
                10/31/02         17,533                 13,624
                10/31/03         21,767                 19,113
                10/31/04         26,111                 22,551
                10/31/05         30,472                 25,492
                10/31/06         35,689                 29,958


(1) The data quoted herein represents past performance, past performances does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the Fund shares may be worth less than its original cost. The Fund's performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund's returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).
(2) The FMC Strategic Value Fund commenced operations on August 17, 1998. The performance reflected in the graph begins at the end of the month operations commenced.
(3) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                            PORTFOLIO COMPOSITION(4)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                  Food                                    1.0%
                  Corporate Bonds                         0.2%
                  Services                                1.3%
                  Utilities                               1.9%
                  U.S. Treasury Obligations              15.3%
                  Housing Related                         1.9%
                  Transportation                          2.2%
                  Retail                                  2.8%
                  Banks                                   3.0%
                  Financial Services                      3.1%
                  Industrial/Manufacturing               15.0%
                  Technology                              3.9%
                  Basic Industry                          4.8%
                  Media                                   8.6%
                  Energy                                 14.2%
                  Automotive                             10.4%
                  Miscellaneous Consumer                 10.4%

(4) Portfolio composition percentages are based upon the total investments of the Fund.

STATEMENT OF NET ASSETS                                 FMC STRATEGIC VALUE FUND

April 30, 2006                                                       (Unaudited)

                                                                        Value
                                                         Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK (84.3%)
AUTOMOTIVE (8.4%)
  Adesa ........................................        195,000        $  4,975
  Monaco Coach .................................        270,000           3,758
  Spartan Motors ...............................        450,000           6,309
                                                                       --------
                                                                         15,042
                                                                       --------
BANKS (3.0%)
  North Fork Bancorporation ....................         60,000           1,808
  Popular ......................................        171,100           3,538
                                                                       --------
                                                                          5,346
                                                                       --------
BASIC INDUSTRY (4.8%)
  Falconbridge Ltd. ............................         97,600           3,890
  Inco .........................................         62,100           3,507
  Mueller Industries ...........................         30,000           1,137
                                                                       --------
                                                                          8,534
                                                                       --------
ENERGY (18.1%)
  Core Laboratories* ...........................         98,300           6,021
  Encore Acquisition* ..........................        170,000           5,209
  FMC Technologies* ............................         27,515           1,501
  Range Resources ..............................        322,500           8,556
  Todco, Cl A ..................................        155,000           7,110
  Transocean* ..................................         49,550           4,017
                                                                       --------
                                                                         32,414
                                                                       --------
FINANCIAL SERVICES (3.1%)
  Commerce Group ...............................         95,000           5,511
                                                                       --------
FOOD (1.0%)
  Agrium .......................................         70,000           1,807
                                                                       --------
HOUSING RELATED (1.9%)
  Palm Harbor Homes* ...........................        160,000           3,466
                                                                       --------
INDUSTRIAL/MANUFACTURING (11.0%)
  Actuant, Cl A ................................         33,700           2,155
  AZZ* .........................................        190,000           4,560
  Chesapeake ...................................        406,000           5,712
  FMC ..........................................         20,000           1,271
  MacDermid ....................................        131,500           4,511
  Mettler Toledo International* ................         24,000           1,555
                                                                       --------
                                                                         19,764
                                                                       --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                 FMC STRATEGIC VALUE FUND

April 30, 2006                                                       (Unaudited)

                                                         Shares/
                                                          Face
                                                         Amount         Value
                                                          (000)         (000)
--------------------------------------------------------------------------------
 MEDIA (8.6%)
   Cenveo* .........................................      330,000     $   5,590
   Liberty Media, Cl A* ............................       99,560           832
   Reader's Digest Association .....................      340,000         4,685
   RR Donnelley & Sons .............................      125,000         4,211
                                                                      ---------
                                                                         15,318
                                                                      ---------
MISCELLANEOUS CONSUMER (12.4%)
   Blyth ...........................................      130,000         2,671
   Dorel Industries, Cl B* .........................      170,000         4,809
   Ethan Allen Interiors ...........................       86,000         3,861
   Furniture Brands International ..................      120,000         2,760
   Jarden* .........................................      130,000         4,420
   Prestige Brands Holdings* .......................      309,000         3,779
                                                                      ---------
                                                                         22,300
                                                                      ---------
 RETAIL (0.7%)
   West Marine* ....................................       82,300         1,217
                                                                      ---------
 SERVICES (1.3%)
   United Stationers* ..............................       44,000         2,361
                                                                      ---------
 TECHNOLOGY (3.9%)
   Electronic Data Systems .........................      126,000         3,412
   Polycom* ........................................      165,000         3,630
                                                                      ---------
                                                                          7,042
                                                                      ---------
 TRANSPORTATION (4.2%)
   Commercial Vehicle Group* .......................      170,000         3,444
   Wabtec ..........................................      110,000         4,018
                                                                      ---------
                                                                          7,462
                                                                      ---------
 UTILITIES (1.9%)
   Citizens Communications .........................      260,000         3,453
                                                                      ---------
 TOTAL COMMON STOCK
   (Cost $101,414) .................................                    151,037
                                                                      ---------
 CORPORATE BONDS (0.2%)
   Mueller Industries
     6.000%, 11/01/14  .............................    $     425           399
                                                                      ---------

 TOTAL CORPORATE BONDS
   (Cost $425) .....................................                        399
                                                                      ---------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                 FMC STRATEGIC VALUE FUND

April 30, 2006                                                       (Unaudited)

                                                                                     Face
                                                                                    Amount      Value
                                                                                     (000)      (000)
--------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (15.2%)
  U.S. Treasury Bills (A)
     4.252%, 06/01/06  .........................................................   $  10,612   $  10,571
     4.492%, 07/27/06  .........................................................       2,158       2,134
     4.589%, 08/03/06  .........................................................       6,913       6,829
     4.673%, 09/07/06  .........................................................       5,186       5,100
     4.775%, 10/05/06  .........................................................       2,581       2,529
                                                                                               ---------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $27,168) ...............................................................                  27,163
                                                                                               ---------
TOTAL INVESTMENTS (99.7%)
  (Cost $129,007) ..............................................................                 178,599
                                                                                               ---------

OTHER ASSETS AND LIABILITIES (0.3)%
  Receivable for Capital Shares Sold ...........................................                     277
  Receivable for Net Investment Securities Purchased/Sold ......................                      94
  Investment Advisory Fees Payable .............................................                    (142)
  Administration Fees Payable ..................................................                     (16)
  Trustees' and Officers' Fees Payable .........................................                      (4)
  Other Assets and Liabilities, Net ............................................                     327
                                                                                               ---------
TOTAL OTHER ASSETS AND LIABILITIES .............................................                     536
                                                                                               ---------
NET ASSETS -- 100.0% ...........................................................               $ 179,135
                                                                                               =========
  Portfolio Shares (unlimited authorization -- no par value)
    based on 7,863,581 outstanding shares of beneficial interest ...............               $ 127,621
  Undistributed net investment income ..........................................                     124
  Accumulated net realized gain on investments .................................                   1,798
  Net unrealized appreciation on investments ...................................                  49,592
                                                                                               ---------
NET ASSETS .....................................................................               $ 179,135
                                                                                               =========
  Net Asset Value, Offering and Redemption Price Per Share .....................               $   22.78
                                                                                               =========

* NON-INCOME PRODUCING SECURITY.
(A) THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.
CL -- CLASS
LTD -- LIMITED

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                           FMC STRATEGIC VALUE FUND

For the Six Month Period Ended April 30, 2006                        (Unaudited)

--------------------------------------------------------------------------------
Investment Income:
  Dividend Income (Less foreign taxes withheld of $9) ..............     $   735
  Interest Income ..................................................         573
--------------------------------------------------------------------------------
     Total Investment Income .......................................       1,308
--------------------------------------------------------------------------------
Expenses:
  Investment Advisory Fees .........................................         741
  Administration Fees ..............................................          86
  Trustees' and Officers' Fees .....................................           5
  Transfer Agent Fees ..............................................          24
  Professional Fees ................................................          18
  Registration and Filing Fees .....................................          12
  Printing Fees ....................................................          10
  Custodian Fees ...................................................           5
  Other Fees .......................................................           3
--------------------------------------------------------------------------------
     Net Expenses ..................................................         904
--------------------------------------------------------------------------------
     Net Investment Income .........................................         404
--------------------------------------------------------------------------------
Net Realized Gain on Investments ...................................       1,800
Net Change in Unrealized Appreciation on Investments ...............      21,606
--------------------------------------------------------------------------------
     Net Realized and Unrealized Appreciation on Investments .......      23,406
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations ...............     $23,810
================================================================================

   The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                FMC STRATEGIC VALUE FUND

For the Six Month Period Ended April 30, 2006 (Unaudited) and the Year Ended October 31, 2005

                                                                         SIX MONTHS             YEAR
                                                                         NOVEMBER 1,         NOVEMBER 1,
                                                                           2005 TO             2004 TO
                                                                        APRIL 30, 2006    OCTOBER 31, 2005
-----------------------------------------------------------------------------------------------------------
Operations:
  Net Investment Income ..........................................       $        404        $        445
  Net Realized Gain on Investments ...............................              1,800               5,038
  Net Change in Unrealized Appreciation on Investments ...........             21,606              10,009
-----------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations ........             23,810              15,492
-----------------------------------------------------------------------------------------------------------
Dividends and Distributions:
  Net Investment Income ..........................................               (339)               (958)
  Net Realized Gain ..............................................             (5,038)             (4,220)
-----------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions ...........................             (5,377)             (5,178)
-----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Issued .........................................................             40,195              36,370
  In Lieu of Dividends and Distributions .........................                335                 274
  Redeemed .......................................................             (5,172)             (5,158)
-----------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Derived from Capital Share
       Transactions ..............................................             35,358              31,486
-----------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ................................             53,791              41,800
-----------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period ............................................            125,344              83,544
-----------------------------------------------------------------------------------------------------------
  End of Period ..................................................       $    179,135        $    125,344
===========================================================================================================
Undistributed Net Investment Income ..............................       $        124        $         59
===========================================================================================================
Shares Issued and Redeemed:
  Issued .........................................................              1,899               1,886
  In Lieu of Dividends and Distributions .........................                 16                  15
  Redeemed .......................................................               (241)               (263)
-----------------------------------------------------------------------------------------------------------
     Net Increase in Shares Outstanding ..........................              1,674               1,638
===========================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                    FMC STRATEGIC VALUE FUND

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2006 (Unaudited) and for the Years Ended October 31,

               Net
              Asset         Net           Realized and                     Dividends     Distributions     Total
              Value,     Investment        Unrealized         Total         from Net         from         Dividends
            Beginning      Income             Gain             from        Investment      Realized          and
             of Year       (Loss)         on Securities     Operations      Income          Gains       Distributions
           -----------   -----------     ---------------   ------------   ------------  -------------   -------------
2006(3)      $20.25         $0.05(2)          $3.33(2)         $3.38         $(0.05)        $(0.80)        $(0.85)
2005          18.36          0.08(2)           2.90(2)          2.98          (0.18)         (0.91)         (1.09)
2004          15.39          0.14(2)           2.92(2)          3.06             --          (0.09)         (0.09)
2003          12.51         (0.05)             3.05             3.00             --          (0.12)         (0.12)
2002          12.19         (0.02)             1.05             1.03             --          (0.71)         (0.71)
2001          12.26          0.07              1.76             1.83          (0.07)         (1.83)         (1.90)


                                                                    Ratio            Ratio
            Net                        Net                          of Net        of Expenses
           Asset                     Assets,         Ratio        Investment      to Average
          Value,                       End         of Expenses   Income (Loss)    Net Assets     Portfolio
            End          Total       of Year        to Average    to Average      (Excluding     Turnover
          of Year      Return(1)      (000)         Net Assets    Net Assets        Waivers)       Rate
          -------      ---------     -------      -------------  -------------    ------------   ----------
2006(3)    $22.78       17.12%      $179,135           1.22%          0.54%           1.22%          5.06%
2005        20.25       16.70        125,344           1.25           0.42            1.25          13.29
2004        18.36       19.96         83,544           1.28           0.81            1.28          18.94
2003        15.39       24.15         54,415           1.30          (0.40)           1.34           6.68
2002        12.51        8.57         31,671           1.30          (0.19)           1.56           3.26
2001        12.19       16.91         18,157           1.30           0.55            2.31          29.75

(1) Total returns are for the period indicated and have not been annualized. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(2)   Per share calculations were performed using average shares for the period.
(3)   All ratios for the period have been annualized.

      Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2006                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 36 funds. The financial statements herein are those of the FMC Strategic Value Fund (the "Fund"). The financial statements of the remaining funds are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

      USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

      The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2006                                                       (Unaudited)

      "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

      EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated pro rata to the Fund based on the number of funds and/or relative net assets.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by the Securities and Exchange Commission ("SEC") regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION AND TRANSFER AGENT AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund for an annual fee equal to the higher of $75,000 or 0.12% of the Fund's average daily net assets of the first $350 million, 0.10% of the Fund's average daily net assets of the next $150 million, 0.08% of the Fund's average daily net assets of the next $500 million, and 0.06% of the Fund's average daily net assets in excess of $1 billion. Prior to July 1, 2005, the Fund's annual fee was equal to the higher of $75,000 or 0.15% of the Fund's average daily net assets.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.30% of the Fund's average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2006                                                       (Unaudited)

Wachovia Bank, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales and maturities, other than short-term investments, for the six months ended April 30, 2006, were as follows (000):

Purchases
  U.S. Government ......................................                 $    --
  Other ................................................                  36,438
Sales and Maturities
  U.S. Government ......................................                      --
  Other ................................................                   6,164

7. FEDERAL TAX INFORMATION:

It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital. Permanent book and tax differences, if any, are not included in ending undis tributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

The tax character of dividends and distributions declared during the years ended October 31, 2005, and October 31, 2004, were as follows (000):

                    ORDINARY          LONG-TERM
                     INCOME         CAPITAL GAIN          TOTAL
                  -------------     -------------     -------------
     2005            $1,360            $3,818            $5,178
     2004                --               328               328

As of October 31, 2005, the components of Distributable Earnings were as follows (000):

Undistributed Ordinary Income ...............................            $   783
Undistributed Long-Term Capital Gains .......................              4,312
Unrealized Appreciation .....................................             27,986
                                                                         -------
Total Distributable Earnings ................................            $33,081
                                                                         =======

For Federal income tax purposes, the cost of securities owned at April 30, 2006, and the net realized gains or losses on securities sold for the year then ended were not different from the amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at April 30, 2006, was as follows (000):

   FEDERAL                                                  NET
     TAX           APPRECIATED       DEPRECIATED        UNREALIZED
    COST           SECURITIES        SECURITIES        APPRECIATION
------------      -------------     -------------      -------------
  $129,007           $52,533           $(2,941)           $49,592

8. OTHER:

At April 30, 2006, 93.41% of the total shares outstanding of the Fund were held in a single omnibus account on behalf of multiple shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

The Board has selected Ernst & Young LLP (E&Y) to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ending October 31, 2006. The decision to select E&Y was recommended by the Audit Committee and was approved by the Board on November 14, 2005. During the Fund's fiscal years ended October 31, 2005 and October 31, 2004, neither the Trust, its portfolios, nor anyone on their behalf consulted with E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2006                                                       (Unaudited)

statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).

The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Trust or the Board with the performance of the Fund's former auditor, KPMG LLP. The dismissal of KPMG LLP, the Fund's former independent registered public accounting firm, effective upon its completion of its audits for the fiscal year ended October 31, 2005 and to select E&Y was recommended by the Trust's Audit Committee and approved by the Trust's Board of Trustees. KPMG LLP's report on the Fund's financial statements for the fiscal years ended October 31, 2005 and October 31, 2004 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended October 31, 2005 and October 31, 2004, (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)                 FMC STRATEGIC VALUE FUND

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

      You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

--------------------------------------------------------------------------------
                          BEGINNING        ENDING                      EXPENSES
                           ACCOUNT        ACCOUNT       ANNUALIZED       PAID
                            VALUE          VALUE         EXPENSE        DURING
                           11/01/05       4/30/06         RATIOS        PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN         $1,000.00      $1,171.20        1.22%         $6.55
HYPOTHETICAL 5% RETURN      1,000.00       1,018.76        1.22           6.09
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                      NOTES

================================================================================

                            FMC STRATEGIC VALUE FUND
                                P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                              FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI INVESTMENTS GLOBAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20036

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted
proxies   is  also   available   on  the   SEC's   website   on  Form   N-PX  at
http://www.sec.gov.

FMC-SA-001-0500

================================================================================

ITEM 2.   CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                  The Advisors' Inner Circle Fund


By (Signature and Title)*                     /s/ James F. Volk
                                              -------------------------------
                                              James F. Volk, President

Date:  June 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                     /s/ James F. Volk
                                              -------------------------------
                                              James F. Volk, President

Date:  June 21, 2006


By (Signature and Title)*                     /s/ Michael Lawson
                                              -------------------------------
                                              Michael Lawson
                                              Controller & CFO


Date:  June 21, 2006

* Print the name and title of each signing officer under his or her signature.